Exhibit 13.01

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Braskem S.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F for the fiscal year ended December 31, 2023 (the “Form 20-F”) of the Company, as filed with the U.S. Securities and Exchange Commission on the date hereof, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 11, 2024.

By: /s/ Roberto Bischoff

Name: Roberto Bischoff

Title: Chief Executive Officer

By: /s/ Pedro van Langendonck Teixeira de Freitas

Name: Pedro van Langendonck Teixeira de Freitas

Title: Chief Financial Officer